                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-0547

                             SCUDDER TECHNOLOGY FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Technology Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term trading fee.

Returns and rankings during all periods shown for Class A, B and C and for all periods shown for Institutional Class shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Technology Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	-4.34%	-4.06%	-.13%	-17.84%	7.11%
Class B	-4.84%	-4.94%	-1.19%	-18.67%	6.03%
Class C	-4.83%	-4.83%	-1.09%	-18.59%	6.17%
S&P 500 Index+	3.28%	6.34%	4.24%	-2.94%	10.26%
Goldman Sachs Technology Index++	-5.57%	-4.30%	.31%	-19.18%	N/A*
Scudder Technology Fund	6-Month*	1-Year	Life of Class**
Institutional Class	-4.16%	-2.97%	8.80%
S&P 500 Index+	3.28%	6.34%	11.10%
Goldman Sachs Technology Index++	-5.57%	-4.30%	15.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Index began on August 29, 1996.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Technology Fund — Class A [] S&P 500 Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,042	$9,387	$3,529	$18,735
	Average annual total return	-9.58%	-2.09%	-18.81%	6.48%
Class B	Growth of $10,000	$9,220	$9,454	$3,527	$17,964
	Average annual total return	-7.80%	-1.86%	-18.81%	6.03%
Class C	Growth of $10,000	$9,517	$9,676	$3,577	$18,202
	Average annual total return	-4.83%	-1.09%	-18.59%	6.17%
S&P 500 Index+	Growth of $10,000	$10,634	$11,328	$8,614	$26,562
	Average annual total return	6.34%	4.24%	-2.94%	10.26%
Goldman Sachs Technology Index++	Growth of $10,000	$9,570	$10,092	$3,448	N/A*
	Average annual total return	-4.30%	.31%	-19.18%	N/A*

The growth of $10,000 is cumulative.

* Index began on August 29, 1996.

Comparative Results as of 4/30/05
Scudder Technology Fund		1-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$970,300	$1,255,000
	Average annual total return	-2.97%	8.80%
S&P 500 Index+	Growth of $1,000,000	$1,063,400	$1,323,900
	Average annual total return	6.34%	11.10%
Goldman Sachs Technology Index++	Growth of $1,000,000	$957,000	$1,455,500
	Average annual total return	-4.30%	15.13%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/05	$ 9.92	$ 8.46	$ 8.67	$ 10.14
10/31/04	$ 10.37	$ 8.89	$ 9.11	$ 10.58
Class A Lipper Rankings — Science & Technology Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	160	of	292	55
3-Year	131	of	275	48
5-Year	48	of	149	32
10-Year	10	of	27	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP**	Class S**	Institutional Class
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 956.60	$ 951.60	$ 951.70	$ 894.50	$ 894.50	$ 958.40
Expenses Paid per $1,000*	$ 5.19	$ 10.55	$ 9.58	$ 3.91	$ 3.60	$ 3.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP**	Class S**	Institutional Class
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,019.49	$ 1,013.98	$ 1,014.98	$ 1,013.96	$ 1,014.28	$ 1,021.72
Expenses Paid per $1,000*	$ 5.36	$ 10.89	$ 9.89	$ 4.15	$ 3.82	$ 3.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP**	Class S**	Institutional Class
Scudder Technology Fund	1.07%	2.18%	1.98%	1.14%	1.05%	.62%

** For the period December 20, 2004 (commencement of operations) to April 30, 2005.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Ian Link and Anne Meisner discuss Scudder Technology Fund's performance, strategy and the market environment during the six-month period ended April 30, 2005. (Effective May 31, 2005, Anne Meisner is no longer a portfolio manager for the fund. Kelly P. Davis and Brian S. Peters joined the team as portfolio managers.)

Q:  How did technology stocks perform during the semiannual period?

A:  Technology stocks produced a negative absolute return and underperformed the broader market during the past six months. Although the semiannual period began on a strong note, with tech stocks rallying in November and December, the start of calendar year 2005 marked the beginning of a protracted sell-off. Stocks in the sector trended lower through January, stabilized for about a month, and then resumed their decline with two rapid downturns in March and April.

Technology stocks were hurt by growing fears about the health of the global economy. In the wake of the tech collapse in 2001 through 2003, the group is viewed as being highly sensitive to economic trends. It therefore underperformed, as evidence emerged that the global economy is slowing, causing investors to question how strong the growth of tech industry sales will be in the year ahead. Additionally, the perception that rising inflation will cause the US Federal Reserve to raise interest rates at a faster-than-expected pace caused investors to become more skittish. The outcome was that asset classes perceived to be higher-risk, such as technology stocks, underperformed. In addition, the sector was hurt by fears that the new rules requiring companies to expense stock options — meaning the cost will be reflected in their earnings rather than their balance sheets — would lead to a large drop in earnings.1 Taken together, these factors weighed on the Goldman Sachs Technology Index (the fund's benchmark), which returned -5.57% for the six months ended April 30, 2005.. In comparison, the broader S&P 500 Index returned 3.28% for the same period.

1 Stock options are used as an incentive to motivate employee productivity, so the company succeeds, and its stock price goes up. Options traditionally have been an expense that is not reflected in companies' earnings statements, but this is set to change. Technology companies are among the heaviest issuers of options to employees.

Q:  How did the fund perform relative to its benchmark and peers?

A:  The total return of the fund's Class A shares for the six months ended April 30, 2005, was -4.34%. (The returns are unadjusted for sales charges. If sales charges had been included, the returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) The fund outperformed the -5.57% return of the benchmark as well as the -4.60% average return of the 295 funds in the Lipper Science & Technology Funds category.

On the individual-company level, the largest contribution came from an underweight in International Business Machines Corp. (IBM), which fell sharply after missing its first-quarter earnings estimates.2 Overweights in the outperforming stocks National Semiconductor Corp., Corning, Inc. and EMC Corp. were also beneficial to performance. On the negative side, fund returns were hurt by our decision to maintain an underweight in Apple Computer, Inc. The stock outperformed during the period, albeit by a smaller margin than it did in 2004, when it also took a large bite out of our performance. Although the underweight in Apple cost the fund in its relative performance a full half point during the period, we continue to believe the stock is too richly valued. The fund was also hurt by not owning a large enough position in Intel Corp., which outperformed. An underweight in Hewlett-Packard worked for most of the period but became a negative once CEO Carly Fiorina stepped down and investors reacted by driving the stock up 15% in a single day. Positions in Avocent Corp., a hardware company that missed its first-quarter earnings estimates, and Syniverse Holdings, Inc., an initial public offering that declined due to the broadly negative environment for tech stocks, also weighed on relative performance. (As of April 30, 2005 the positions in Hewlet-Packard and Intel were sold.)

2 An underweight is a weighting in a stock or security lower than that of the benchmark. An overweight is a weighting in a stock or industry greater than that of the benchmark.

Q:  How is the fund positioned within each of the major technology subsectors?

A:  It is important to note that the fund's industry weightings are largely the result of our bottom-up, research-driven investment process. With that in mind, we will look at each in turn.

Semiconductors: The fund is slightly overweight in this group, with about 23% of assets, compared with 22% for the benchmark. Computer chip makers represent a broad group of companies whose products have a wide range of applications. Accordingly, we do not try to make broad predictions about the semiconductor cycle; instead, we look for companies whose products we believe have the best potential to fuel strong revenue and earnings growth. Some of the fund's top performers in this area were National Semiconductor Corp., Broadcom Corp. and Samsung Electronics Co., Ltd. We were also able to add value through well-timed reductions of Altera Corp. and ASM Lithography shortly before each stock declined, as well as through our decision to not own the underperforming stock ST Microelectronics NV.

Software: The fund is also overweight in this industry, with about 22% of assets, versus 20% in the benchmark. The portfolio held an overweight in Microsoft Corp. early in the period, and this positioning paid off as the stock outperformed. We have since reduced this overweight for two reasons: first, our belief that the stock could underperform in the latter half of the year, and second, the emergence of what we believe are opportunities with higher return potential elsewhere in the sector. For instance, we used proceeds from our sales of Microsoft to buy Symantec Corp. and TIBCO Software, Inc. Although Symantec makes software for Internet security — an area that continues to experience rapid growth — the stock nonetheless declined to what we believed was an attractive valuation level.3 TIBCO contributed significantly to fund performance in 2004. We locked in profits by selling a large amount of our holdings. Since then TIBCO's price has dropped to an attractive price, so we are now buying more of the stock. Overall, we are comfortable with both the fund's overweight in software and our decision to adopt a slightly more aggressive positioning in the subsector.

3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Communications Equipment: The portfolio holds approximately 19% in this group, which is several percentage points more than the benchmark. We favor stocks in the cellular telephony business, where growth, while down from its rapid levels of five years ago, is still strong. Although penetration is already high, people are replacing their old phones with new ones that have more functions, such as cameras and Internet capabilities. We continue to like Corning, which has performed well recently, as the rollout of broadband to residential customers has increased the demand for the company's fiber-optic cables. The company has also benefited from strong sales of its high-profit-margin specialty glass used in flat-panel televisions. Scientific-Atlanta, Inc., which makes set-top cable boxes, has also benefited as cable customers upgrade to digital service.

Computers and Peripherals: The fund is neutrally weighted in this group at about 16%. A notable development was our decision to begin reducing the size of the fund's significant underweight in IBM. After the company missed its first-quarter earnings estimates, the stock fell to its lowest valuation in approximately five years at about 15 times 2005 earnings estimates and 14 times the consensus estimate for 2006. We believe IBM is inexpensive both on an absolute basis and relative to the peer group, especially in light of the fact that it has missed expectations only three times in the past 40 quarters. And after each of the first two misses, the company sought to cut costs to get its results back on track. Based on our conversations with senior management, we believe this process is at work once again. Our analysis shows that the stock is underpriced, so we continue to take advantage of weakness to add to the fund's position. Elsewhere in the group, our position in the outperforming storage hardware stock EMC was additive to performance during the period. We elected to lock in some of the profit we generated in this position and used the proceeds to purchase shares of IBM. We also added to the fund's positions in Dell, Inc. and Sun Microsystems, Inc., both of which fell to what we believe are attractive valuation levels following their first-quarter sell-offs.

Internet: Now that the Internet search company Google, Inc. is publicly traded, this sector represents a larger portion of the benchmark than it has in some time: about 8.5%. We remain underweight in the group, however (about 8.0%), based on our belief that there are still a number of smaller companies whose valuations are too rich. As has been the case in the past, our holdings in the Internet sector remain concentrated in what we believe are the industry's strongest companies: Google, Inc., eBay, Inc., Yahoo!, Inc. and Verisign, Inc.

IT Consulting and Services: This group is seen as being the most stable within the tech area. Given our generally optimistic view on the tech sector overall, we are underweight in IT services — about 6.7% of assets, versus 8.5% in the benchmark — as we have found more compelling opportunities elsewhere. Within this group, the fund is invested in what we believe are solid long-term growers, such as Paychex, Inc., Affiliated Computer Services, Inc. and Accenture Ltd.

Electronic Equipment and Instruments: This is the smallest sector at just 2.7% of the benchmark, and we hold an underweight, with investments in stocks such as AU Optronics Corp. and Tektronix, Inc.

Q:  What is your broad view on the tech sector as we move into the second half of the year?

A:  "Tech" is still a four-letter word for many investors, but much has changed in the years since the bubble burst. Companies are much healthier financially and have much more cash on their balance sheets than was the case in 2001. Sun Microsystems, for example, closed the period at $3.62 but had approximately $2 per share in cash. Apple Computer, at $36.06, had about $8 per share in cash. Microsoft, even after its special dividend last year, still has a huge amount of cash on its balance sheet. The result, in our view, is a group with lower risk than it had in the past.

Of course, the sector is not growing as fast as it once did. In the late 1990s and 2000, many companies were growing at 40% to 50% a year. Today, the growth rate of the average tech company is about 15%. We believe too many investors are looking at this fall-off in growth, rather than concentrating on the fact that the tech sector is still growing much faster than the 8% to 9% rate of the market as a whole. Further, it appears likely that growth will pick up in the second half of the year, a time when companies will have easier year-over-year earnings comparisons than they do in the first half. Despite this, many US companies can be bought for reasonable price-to-earnings (P/E) ratios, while some international firms — such as Samsung Electronics Co., Ltd. and LG Electronics, Inc. — are trading at single-digit P/Es.4

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

In light of these considerations, we believe technology has the ability to recover from its underperformance during the past year. Naturally, we do not expect the type of returns we witnessed in the boom years of the late 1990s. However, the potential is in place for technology stocks to surprise investors by outperforming the broader market in the months ahead.

4 The P/E ratio is the price an investor must pay for a dollar of earnings. For example, a company with a $10 stock price and $1 of earnings per share has a P/E of 10. A lower P/E is seen as an indication of value, compared with a higher P/E.

Portfolio Summary April 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	4/30/05	10/31/04

Common Stocks	98%	97%
Cash Equivalents	1%	2%
Other Investments	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/05	10/31/04

Information Technology	96%	94%
Consumer Discretionary	2%	4%
Health Care	1%	1%
Telecommunication Services	1%	—
Other Investments	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (40.3% of Net Assets)
1. Microsoft Corp. Developer of computer software	6.8%
2. Oracle Corp. Provider of database management software	6.2%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	5.2%
4. EMC Corp. Provider of enterprise storage systems, software, networks and services	4.6%
5. Cisco Systems, Inc. Developer of computer network products	3.9%
6. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	3.2%
7. QUALCOMM, Inc. Developer and manufacturer of communication systems	2.9%
8. Xilinx, Inc. Supplier of semiconductors	2.6%
9. Affiliated Computer Servies, Inc. "A" Provider of information technology services and electronic funds transfer	2.5%
10. Corning, Inc. Manufacturer of specialty glass	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 2.0%
Internet & Catalog Retail
eBay, Inc.*	814,800	25,853,604
Health Care 0.9%
Health Care Equipment & Supplies
Cutera, Inc.*	13,424	230,893
Waters Corp.* (e)	302,000	11,968,260
		12,199,153
Information Technology 94.7%
Communications Equipment 18.7%
Avaya, Inc.* (e)	583,300	5,063,044
Avocent Corp.* (e)	987,185	24,817,831
CiDRA Corp.*	241,793	0
Cisco Systems, Inc.*	2,921,989	50,491,970
Comverse Technologies, Inc.* (e)	681,300	15,526,827
Corning, Inc.*	2,310,600	31,770,750
LG Electronics, Inc.	267,200	17,952,654
Motorola, Inc.	2,744,907	42,106,873
QUALCOMM, Inc.	1,102,204	38,455,898
Scientific-Atlanta, Inc. (e)	582,000	17,797,560
		243,983,407
Computers & Peripherals 15.9%
Apple Computer, Inc.*	313,800	11,315,628
ATI Technologies, Inc.* (e)	1,173,600	17,369,280
Dell, Inc.*	367,600	12,803,508
EMC Corp.*	4,597,100	60,313,952
International Business Machines Corp.	354,100	27,046,158
Lexmark International, Inc. "A"*	271,668	18,867,343
Network Appliance, Inc.*	487,600	12,984,788
QLogic Corp.* (e)	267,100	8,878,404
Quanta Computer, Inc.	12,338,277	20,700,343
Sun Microsystems, Inc.*	4,827,300	17,523,099
		207,802,503
Electronic Equipment & Instruments 2.1%
AU Optronics Corp. (ADR) (e)	655,100	10,625,722
Hon Hai Precision Industry Co., Ltd. (GDR), 144A	392,700	3,691,380
Tektronix, Inc.	560,000	12,129,600
		26,446,702
Internet Software & Services 6.0%
Check Point Software Technologies Ltd.*	1,026,700	21,509,365
Google, Inc. "A"*	97,300	21,406,000
VeriSign, Inc.*	381,400	10,091,844
Yahoo!, Inc.*	747,800	25,806,578
		78,813,787
IT Consulting & Services 6.7%
Accenture Ltd. "A"* (e)	889,800	19,308,660
Affiliated Computer Services, Inc. "A"* (e)	696,500	33,202,155
BearingPoint, Inc.*	1,060,400	6,563,876
Convergys Corp.* (e)	1,126,800	14,603,328
Paychex, Inc. (e)	455,875	13,949,775
		87,627,794
Semiconductors & Semiconductor Equipment 23.1%
Advanced Micro Devices, Inc.* (e)	967,800	13,771,794
Altera Corp.* (e)	797,400	16,530,102
Applied Materials, Inc.*	1,739,500	25,866,365
Broadcom Corp. "A"* (e)	980,008	29,312,039
Intel Corp.	2,883,800	67,826,976
Intersil Corp. "A"	422,800	7,382,088
Maxim Integrated Products, Inc.	639,773	23,927,510
Microchip Technology, Inc. (e)	841,700	23,971,616
National Semiconductor Corp. (e)	1,025,200	19,560,816
Samsung Electronics Co., Ltd.	39,920	18,315,140
Texas Instruments, Inc.	819,600	20,457,216
Xilinx, Inc.	1,264,000	34,052,160
		300,973,822
Software 22.2%
Amdocs Ltd.*	564,300	15,072,453
BEA Systems, Inc.* (e)	2,662,849	18,373,658
Infosys Technologies Ltd. (ADR) (e)	106,000	6,275,200
Intuit, Inc.* (e)	364,378	14,684,433
Mercury Interactive Corp.*	215,500	8,906,615
Microsoft Corp.	3,513,756	88,898,027
Oracle Corp.*	6,998,500	80,902,660
Symantec Corp.* (e)	1,494,800	28,072,344
TIBCO Software, Inc.*	1,874,400	13,383,216
VERITAS Software Corp.*	699,750	14,407,853
		288,976,459
Telecommunication Services 1.1%
Wireless Telecommunication Services
Syniverse Holdings, Inc.*	1,212,600	14,672,460
Total Common Stocks (Cost $1,197,893,108)		1,287,349,691

Preferred Stocks 0.1%
Information Technology
Communications Equipment
Chorum Technologies, Inc. "E"* (f) (g)	580,046	37,065
Chorum Technologies, Inc. "F"* (f) (g)	8,860,759	103,671
CiDRA Corp. "D"* (f)	42,509	246,552
CyVera* (f)	85,472	165,601
		552,889
Electronic Equipment & Instruments
Axsun* (f)	642,674	70,694
Total Preferred Stocks (Cost $31,843,202)		623,583

Convertible Preferred Stock 0.0%
Information Technology
Communications Equipment
CiDRA Corp.* (Cost $0)	7,133	46,008

Other Investments 0.8%
Adams Capital Management III LP (1.2% limited partnership interest)* (f)	—	2,383,260
Adams Capital Management LP (3.6% limited partnership interest)* (f)	—	337,000
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (f)	—	2,448,450
Asset Management Association 1996 LP (2.5% limited partnership interest)* (f)	—	920,800
Asset Management Association 1998 LP (3.5% limited partnership interest)* (f)	—	572,700
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (f)	—	56,600
GeoCapital III LP (5.0% limited partnership interest)* (f)	—	436,780
GeoCapital IV LP (2.9% limited partnership interest)* (f)	—	1,068,900
Hambrecht & Quist Group Venture Partners* (f)	—	14,000
Med Venture Associates II LP (6.1% limited partnership interest)* (f)	—	39,000
Med Venture Associates III LP (2.7% limited partnership interest)* (f)	—	1,161,180
Sevin Rosen Fund V (2.8% limited partnership interest)* (f)	—	554,700
Total Other Investments (Cost $36,814,128)		9,993,370

Securities Lending Collateral 5.5%
Scudder Daily Assets Fund Institutional, 2.94% (c) (d) (Cost $72,140,420)	72,140,420	72,140,420

Callable Options Purchased 0.0%
International Business Machines Corp. (Cost $124,411)	87,700	149,090

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $7,017,090)	7,017,090	7,017,090
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,345,832,359) (a)	105.6	1,377,319,252
Other Assets and Liabilities, Net	(5.6)	(73,118,409)
Net Assets	100.0	1,304,200,843

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,418,444,758. At April 30, 2005, net unrealized depreciation for all securities based on tax cost was $(41,125,506). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $98,309,687 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $139,435,193.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2005 amounted to $71,298,146, which is 5.5% of net assets.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to August 2003	3,450,000	2,383,260	0.18
Adams Capital Management LP**	August 2000 to November 2000	1,889,204	337,000	0.03
Alloy Venture 2000 LP**	April 2000 to June 2003	4,369,304	2,448,450	0.19
Asset Management Association 1996 LP**	June 1996 to July 2000	1,691,465	920,800	0.07
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	572,700	0.04
Axsun	December 2000	7,500,006	70,694	0.01
Chorum Technologies, Inc. "E"	September 2000	8,642,120	37,065	0.00
Chorum Technologies, Inc. "F"	September 2001 to December 2001	10,197,953	103,671	0.01
CiDRA Corp. "D"	June 2000	5,503,124	246,552	0.02
CyVera	January 2004	—	165,601	0.01
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	56,600	0.01
GeoCapital III LP**	December 1993 to December 1998	1,070,773	436,780	0.03
GeoCapital IV LP**	April 1996 to March 2000	2,447,407	1,068,900	0.08
Hambrecht & Quist Group Venture Partners	March 2000	14,000,000	14,000	0.00
Med Venture Associates II LP**	May 1996 to January 2002	999,271	39,000	0.00
Med Venture Associates III LP**	September 1998 to October 2003	1,597,365	1,161,180	0.09
Sevin Rosen Fund V**	April 1996 to June 2001	2,350,875	554,700	0.04
Total Restricted Securities			10,616,953	0.81

** These securities represent venture capital funds.

The accompanying notes are an integral part of the financial statements.

At April 30, 2005, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
Mercury Interactive Corp.	945	5/21/2005	50	4,725
BEA System, Inc.	10,063	5/21/2005	7.5	100,630
QUALCOMM, Inc.	1,816	5/21/2005	35	136,200
Amdocs Ltd.	1,030	5/21/2005	30	5,150
Put Options
TIBCO Software, Inc.	5,675	5/21/2005	7.5	368,875
eBay, Inc.	2,085	5/21/2005	30	93,825
Advanced Micro Devices, Inc.	606	5/21/2005	16	109,080
International Business Machines Corp.	1,609	5/21/2005	85	1,512,460
International Business Machines Corp.	877	6/18/2005	75	162,245
Total outstanding written options (Premiums received $2,072,707)				2,493,190

(g) Affiliated issuers (see Notes to Financial Statements).

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,247,834,776) — including $71,298,146 of securities loaned	$ 1,298,021,006
Investment in Scudder Daily Asset Fund Institutional (cost $72,140,420)*	72,140,420
Affiliated issuers (cost $18,840,073)	140,736
Investment in Scudder Cash Management QP Trust (cost $7,017,090)	7,017,090
Total investments in securities, at value (cost $1,345,832,359)	1,377,319,252
Foreign currency, at value (cost $1,064,065)	1,124,107
Receivable for investments sold	13,118,705
Dividends receivable	79,754
Interest receivable	68,249
Receivable for Fund shares sold	347,293
Other assets	94,976
Total assets	1,392,152,336
Liabilities
Payable for investments purchased	6,634,742
Payable upon return of securities loaned	72,140,420
Payable for Fund shares redeemed	5,198,685
Written options, at value (premiums received $2,072,707)	2,493,190
Accrued management fee	375,317
Other accrued expenses and payables	1,109,139
Total liabilities	87,951,493
Net assets, at value	$ 1,304,200,843
Net Assets
Net assets consist of: Undistributed net investment income	5,429,237
Net unrealized appreciation (depreciation) on: Investments	31,486,893
Foreign currency related transactions	60,042
Written options	(420,483)
Accumulated net realized gain (loss)	(1,370,697,748)
Paid-in capital	2,638,342,902
Net assets, at value	$ 1,304,200,843

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($937,322,666 ÷ 94,462,706 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$ 9.92
Maximum offering price per share (100 ÷ 94.25 of $9.92)	$ 10.53

Class B

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($161,164,107 ÷ 19,050,179 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.46

Class C

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($55,998,402 ÷ 6,456,463 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.67
Class AARP Net Asset Value, offering and redemption price(a) per share ($7,759,953 ÷ 782,342 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.92
Class S Net Asset Value, offering and redemption price(a) per share ($141,129,812 ÷ 14,224,026 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.92
Institutional Class Net Asset Value, offering and redemption price(a) per share ($825,903 ÷ 81,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.14

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $94,727)	$ 13,977,413
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	35,134
Interest — Scudder Cash Management QP Trust	529,273
Total Income	14,541,820
Expenses: Management fee	3,935,590
Distribution service fees	2,546,286
Services to shareholders	2,438,354
Custodian	73,776
Auditing	30,806
Legal	16,399
Trustees' fees and expenses	23,638
Reports to shareholders	176,515
Registration fees	43,125
Other	30,333
Total expenses, before expense reductions	9,314,822
Expense reductions	(273,071)
Total expenses, after expense reductions	9,041,751
Net investment income (loss)	5,500,069
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,519,455
Foreign currency related transactions	(6,575)
Written options	13,681,193
20,194,073
Net unrealized appreciation (depreciation) during the period on: Investments	(93,894,695)
Foreign currency related transactions	49,777
Written options	(273,599)
(94,118,517)
Net gain (loss) on investment transactions	(73,924,444)
Net increase (decrease) in net assets resulting from operations	$ (68,424,375)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 5,500,069	$ (14,228,832)
Net realized gain (loss) on investment transactions	20,194,073	(3,638,698)
Net unrealized appreciation (depreciation) during the period on investment transactions	(94,118,517)	(33,667,229)
Net increase (decrease) in net assets resulting from operations	(68,424,375)	(51,534,759)
Fund share transactions: Proceeds from shares sold	72,402,315	217,803,246
Net assets acquired in tax-free reorganization	196,450,409	—
Cost of shares redeemed	(262,410,422)	(428,031,030)
Redemption fees	3,000	—
Net increase (decrease) in net assets from Fund share transactions	6,445,302	(210,227,784)
Increase (decrease) in net assets	(61,979,073)	(261,762,543)
Net assets at beginning of period	1,366,179,916	1,627,942,459
Net assets at end of period (including undistributed net investment income of $5,429,237 and accumulated net investment loss of $70,832, respectively)	$ 1,304,200,843	$ 1,366,179,916

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.71	$ 7.38	$ 10.80	$ 29.18	$ 21.29
Income (loss) from investment operations: Net investment income (loss)[b]	.05	(.08)	(.07)	(.07)	(.06)	(.09)
Net realized and unrealized gain (loss) on investment transactions	(.50)	(.26)	3.40	(3.35)	(15.74)	9.92
Total from investment operations	(.45)	(.34)	3.33	(3.42)	(15.80)	9.83
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.58)	(1.94)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 9.92	$ 10.37	$ 10.71	$ 7.38	$ 10.80	$ 29.18
Total Return (%)[c]	(4.34)f**	(3.08)	45.12	(31.67)[e]	(57.51)	47.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	937	1,083	1,231	885	1,521	3,711
Ratio of expenses before expense reductions (%)	1.10*	1.15	1.17	.97	1.04[d]	1.00
Ratio of expenses after expense reductions (%)	1.07*	1.15	1.17	.97	1.03[d]	.99
Ratio of net investment income (loss) (%)	.21*	(.71)	(.82)	(.66)	(.40)	(.30)
Portfolio turnover rate (%)	93*	97	51	60	96	59

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.89	$ 9.28	$ 6.46	$ 9.55	$ 26.46	$ 19.62
Income (loss) from investment operations: Net investment income (loss)[b]	.01	(.16)	(.14)	(.14)	(.19)	(.36)
Net realized and unrealized gain (loss) on investment transactions	(.44)	(.23)	2.96	(2.95)	(14.14)	9.14
Total from investment operations	(.43)	(.39)	2.82	(3.09)	(14.33)	8.78
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.58)	(1.94)
Redemption fess	.00**	—	—	—	—	—
Net asset value, end of period	$ 8.46	$ 8.89	$ 9.28	$ 6.46	$ 9.55	$ 26.46
Total Return (%)[c]	(4.84)f**	(4.09)	43.65	(32.36)[e]	(57.90)	45.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	161	213	306	264	494	1,307
Ratio of expenses before expense reductions (%)	2.21*	2.20	2.24	1.94	2.01[d]	1.87
Ratio of expenses after expense reductions (%)	2.18*	2.20	2.24	1.94	1.96[d]	1.86
Ratio of net investment income (loss) (%)	(.85)*	(1.76)	(1.89)	(1.63)	(1.33)	(1.30)
Portfolio turnover rate (%)	93*	97	51	60	96	59

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.

[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.11	$ 9.49	$ 6.60	$ 9.75	$ 26.91	$ 19.91
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.15)	(.14)	(.13)	(.18)	(.35)
Net realized and unrealized gain (loss) on investment transactions	(.46)	(.23)	3.03	(3.02)	(14.40)	9.29
Total from investment operations	(.44)	(.38)	2.89	(3.15)	(14.58)	8.94
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.58)	(1.94)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 8.67	$ 9.11	$ 9.49	$ 6.60	$ 9.75	$ 26.91
Total Return (%)[c]	(4.83)f**	(4.00)	43.79	(32.31)[e]	(57.85)	45.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	70	90	65	111	255
Ratio of expenses before expense reductions (%)	2.01*	2.10	2.19	1.84	1.94[d]	1.76
Ratio of expenses after expense reductions (%)	1.98*	2.10	2.19	1.84	1.89[d]	1.75
Ratio of net investment income (loss) (%)	(.68)*	(1.66)	(1.84)	(1.53)	(1.26)	(1.22)
Portfolio turnover rate (%)	93*	97	51	60	96	59

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.09
Income (loss) from investment operations: Net investment income (loss)(b)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.14)
Total from investment operations	(1.17)
Redemption Fees	.00***
Net asset value, end of period	$ 9.92
Total Return (%)[c]	(10.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8
Ratio of expenses before expense reductions (%)	1.20*
Ratio of expenses after expense reductions (%)	1.14*
Ratio of net investment income (loss) (%)	(.70)*
Portfolio turnover rate (%)	93*

[a] For the period from December 20, 2004 (commencement of operations of Class AARP shares) to April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.09
Income (loss) from investment operations: Net investment income (loss)(b)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(1.15)
Total from investment operations	(1.17)
Redemption fees	.00**
Net asset value, end of period	$ 9.92
Total Return (%)[c]	(10.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141
Ratio of expenses before expense reductions (%)	1.17*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (loss) (%)	(.61)*
Portfolio turnover rate (%)	93*

[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

c Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.58	$ 10.80	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[c]	.08	(.03)	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	(.52)	(.19)	3.46	(.71)
Total from investment operations	(.44)	(.22)	3.42	(.70)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 10.14	$ 10.58	$ 10.80	$ 7.38
Total Return (%)	(4.16)e**	(1.94)[e]	46.34	(8.66)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1.91
Ratio of expenses before expense reductions (%)	.82*	.86	.80	.88*
Ratio of expenses after expense reductions (%)	.62*	.76	.80	.88*
Ratio of net investment income (loss) (%)	1.56*	(.31)	(.45)	(.74)*
Portfolio turnover rate (%)	93*	97	51	60

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

[c] Based on average shares outstanding during the period.

[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred expenses than other classes. On December 20, 2004, the Fund commenced offering shares of Class AARP and S. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,310,295,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($239,637,000), October 31, 2010 ($738,603,000) and October 31, 2011 ($332,055,000), the respective expiration dates, whichever occurs first.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term instruments) aggregated $651,211,431 and $818,456,929, respectively.

For the six months ended April 30, 2005, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	16,534	$ 3,336,346
Options written	109,084	15,075,616
Options closed	(44,202)	(8,384,149)
Options expired	(25,339)	(2,390,010)
Options exercised	(31,371)	(5,565,096)
Outstanding, end of period	24,706	$ 2,072,707

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, (Class AARP and S commencement of operations December 20, 2004 through September 30, 2005) the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.990%, 1.310%, 1.275% and 0.880% of average daily net assets for Class A, B, C and Institutional Class shares, respectively, (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

In addition, effective August 13, 2004 to September 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 0.62% for Institutional Class, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees.

Effective December 20, 2004 through December 31, 2007, the operating expenses of each class were changed to 0.88%, 1.22%, 1.15% and 0.62% of average daily net assets for Class A, B, C and Institutional Class shares, respectively.

In addition, Class AARP and S shares commenced operations on December 20, 2004. The operating expenses of each class were limited to 1.14% and 1.05%, respectively, through December 31, 2007.

Under these agreements, the Advisor waived management fees as follows:

Management Fees	Waived
Class A	$ 157,327
Class B	29,299
Class C	9,907
Class AARP	956
Class S	17,283
Institutional Class	139
$ 214,911

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 1,029,094	$ —	$ 276,125
Class B	500,342	—	212,468
Class C	109,717	—	36,259
Class AARP	17,469	930	8,266
Class S	275,512	48,088	141,103
Institutional Class	792	792	—
	$ 1,932,926	$ 49,810	$ 674,221

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 733,277	$ 101,445
Class C	247,880	36,835
	$ 981,157	$ 138,280

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 1,245,082	$ 223,835.24%
Class B	239,186	29,104.24%
Class C	80,861	10,708.24%
	$ 1,565,129	$ 263,647

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2005 aggregated $20,831 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $394,734 and $1,664, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2005, SDI received $5,026.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $384 and $474, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $8,180, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2005, the custodian fee was reduced by $170 for custodian credits earned.

E. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended April 30, 2005 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2004	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Shares at April 30, 2005	Value ($) at April 30, 2005
Chorum Technologies, Inc. "E"	—	8,642,120	—	—	—	580,046	37,065
Chorum Technologies, Inc. "F"	173,354	1,129,059	—	—	—	8,860,759	103,671
	173,354	9,771,179	—	—	—		140,736

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,482,045	$ 58,293,019	15,355,862	$ 164,424,912
Class B	607,543	5,516,337	3,993,479	36,959,587
Class C	495,892	4,634,407	1,606,799	15,215,996
Class I*	—	—	3,602	45,644
Institutional Class	4,924	53,337	61,098	685,992
Class AARP	28,025	298,191	—	—
Class S	344,265	3,607,024	—	—
		$ 72,402,315		$ 217,332,131
Shares issued in tax-free exchange
Institutional Class*	—	$ —	52,057	$ 471,115
Shares issued in tax-free reorganization**
Class A	364,853	$ 4,046,225	—	—
Class B	99,008	940,576	—	—
Class C	86,185	837,720	—	—
Class AARP	896,513	9,942,326	—	—
Class S	16,292,476	180,683,562	—	—
		$ 196,450,409		$ —
Shares redeemed
Class A	(15,740,484)	$ (167,367,932)	(25,910,334)	$ (274,431,273)
Class B	(5,617,446)	(51,114,362)	(13,045,483)	(120,144,933)
Class C	(1,771,232)	(16,496,241)	(3,419,343)	(32,244,983)
Class I*	—	—	(95,344)	(972,688)
Institutional Class	(14,030)	(152,692)	(22,760)	(237,153)
Class AARP	(142,196)	(1,511,333)	—	—
Class S	(2,412,715)	(25,767,862)	—	—
		$ (262,410,422)		$ (428,031,030)
Redemption fees		$ 3,000		$ —
Net increase (decrease)
Class A	(9,893,586)	$ (105,027,011)	(10,554,472)	$ (110,006,361)
Class B	(4,910,895)	(44,656,936)	(9,052,004)	(83,185,346)
Class C	(1,189,155)	(11,023,898)	(1,812,544)	(17,028,987)
Class I*	—	—	(91,742)	(927,044)
Institutional Class	(9,106)	(99,355)	90,395	919,954
Class AARP	782,342	8,729,328	—	—
Class S	14,224,026	158,523,174	—	—
		$ 6,445,302		$ (210,227,784)

* On August 13, 2004, Class I shares of the Fund were consolidated with Institutional Class shares.

** On December 17, 2004, the Scudder Technology Innovation Fund was acquired by the Fund through a tax-free reorganization.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Technology Innovation Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 288,697 Class A shares, 69,571 Class B shares, 62,022 Class C shares, 702,138 Class AARP and 12,773,762 Class S shares of Scudder Technology Innovation Fund, respectively, for 364,853 Class A shares, 99,008 Class B shares, 86,185 Class C shares, 896,513 Class AARP shares and 16,292,476 Class S shares, of Scudder Technology Fund, respectively, outstanding on December 17, 2004. Scudder Technology Innovation Fund's net assets at that date of $196,450,409, including ($4,292,330) of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,417,797,274. The combined net assets of the Fund immediately following the acquisition were $1,614,247,683.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	81123F-108	81123F-207	81123F-306	81123F-504
Fund Number	001	201	301	511

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	KTCPX	KTCSX
Fund Number	213	313
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Fund

By:                                 /s/ Julian Sluyters

                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Technology Fund

By:                                 /s/ Julian Sluyters

                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

By:                                 /s/ Paul Schubert

                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005